UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

GENIUS BRANDS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	001-37950 (Commission File Number)	20-4118216 (IRS Employer Identification No.)
190 N. Canon Drive, 4th Fl. Beverly Hills, CA (Address of principal executive offices)		90210 (Zip Code)

Registrant’s telephone number, including area code: (310) 273-4222

___________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GNUS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Share Purchase Agreement

On December 1, 2021, Genius Brands International, Inc., a Nevada corporation (“Genius” or the “Company”) and F&M Film-und Medien Beteiligungs GmbH, a limited liability company organized under the laws of Austria (“F&M”), entered into a Share Purchase Agreement (the “Purchase Agreement”) pursuant to which Genius acquired 3,000,000 shares (the “Purchased Shares”) of Your Family Entertainment Aktiengesellschraft (“YFE”), a corporation under the laws of Germany and whose shares are publically traded on the Frankfurt Stock Exchange. Capitalized terms used herein but not otherwise defined have the meaning set forth in the Purchase Agreement.

The total consideration paid by the Company in the transaction at closing consisted of EUR 3,000,000 in cash and 2,281,269 shares (the “Closing Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”) with a value of approximately EUR 3,000,000. The Purchased Shares constitute approximately 28.6% of the issued and outstanding capital stock of YFE (the “Shares”) and approximately 42.9 % of the Shares held by F&M. Genius is obligated under the Purchase Agreement to use reasonable commercial efforts to provide registration rights for the Closing Shares pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or in the alternative to provide such efforts to assist in securing the availability of an exemption from such registration, subject to the requirements of Rule 144 promulgated by the Securities Exchange Commission under the Securities Act. The parties to the Purchase Agreement made certain representations, warranties and covenants as set forth in the Purchase Agreement.

Prior to the closing of the Purchase Agreement, neither the Company nor any of its affiliates, or any director or officer of the Company or any of its affiliates, or any associate of any such director or officer, had any material relationship with F&M. The terms of the Purchase Agreement, including the purchase price, were determined by arm’s length negotiations between the Company and F&M.

Shareholders Agreement

In connection with the closing of the Purchase Agreement, Genius and F&M also entered into a Shareholder Agreement (the “Shareholder Agreement”) providing for certain rights, powers and privileges with respect to the Shares held by Genius and F&M, respectively.

The Shareholder Agreement obligates F&M to, among other things, exercise its voting rights in the next shareholders meeting of YFE to elect a Genius nominee to YFE’s supervisory board. The Shareholder Agreement also grants, subject to certain exceptions noted therein, Genius 51% of the voting power with respect to the Shares held by and between Genius and F&M, and obligates Genius and F&M to vote their respective Shares in accordance with the vote of the majority of the voting power as and between them. F&M retains the ability to vote its shares outside of the requirements of the Shareholder Agreement in the event of a vote that under German Law requires a designated super-majority.

The Shareholder Agreement obligates Genius to, among other things, make a mandatory tender offer to the shareholders of YFE at a price of EUR 2.00 per Share (the “MTO”). The Shareholder Agreement also obligates Genius to make a future investment in YFE of between EUR 4,000,000 and EUR 7,000,000, via a combination of the purchase of convertible bonds of YFE or such other investment terms to be negotiated between Genius and YFE. Further, under the Shareholder Agreement, Genius is obligated to (i) use best commercial efforts to release F&M from its guarantee of certain YFE indebtedness with the Bank of Austria AG (the “Bank of Austria”), including providing alternative security to the Bank of Austria, if so requested; (ii) use commercially reasonable efforts to procure financing for YFE’s production of at least two animated series in each of the two years following the completion of the MTO; and (iii) use commercially reasonable efforts to procure a substantial acquisition by YFE within the same two-year period.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement and Shareholder Agreement that are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

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Item 3.02	Unregistered Sales of Equity Securities.

See the disclosure under Item 1.01 of this Current Report. The Company intends to issue the Closing Shares as a part of the consideration for the Purchased Shares, as described above, in reliance upon one or more exemptions from registration under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
10.1	Share Purchase Agreement dated as of December 1, 2021 among the Company and F&M.
10.2	Shareholder Agreement dated as of December 1, 2021 among the Company and F&M.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “would,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this Current Report. These forward looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation, our ability to generate revenue or achieve profitability; our ability to obtain additional financing on acceptable terms, if at all; our ability to realize the anticipated benefits of the acquisition; the potential issuance of a significant number of shares to our warrant holders which will dilute our equity holders; fluctuations in the results of our operations from period to period; general economic and financial conditions; our ability to anticipate changes in popular culture, media and movies, fashion and technology; competitive pressure from other distributors of content and within the retail market; our reliance on and relationships with third-party production and animation studios; our ability to market and advertise our products; our reliance on third-parties to promote our products; our ability to keep pace with technological advances; our ability to protect our intellectual property and those other risk factors set forth in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and in the Company’s subsequent filings with the Securities and Exchange Commission. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENIUS BRANDS INTERNATIONAL, INC.

Date: December 6, 2021	By:	/s/ Andy Heyward
Name: Andy Heyward
Title: Chief Executive Officer

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